Third Quarter 2012 Financial Results November 2, 2012 Exhibit 99.2

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy. Forward-looking statements include earnings guidance and estimates or forecasts of operating and financial metrics.These statements reflect current expectations of future conditions and events and as such are subject to a variety of risks, uncertainties and assumptions that could cause actual results to differ materially from current expectations. These risks, uncertainties and assumptions include, but are not limited to, NV Energy
Inc.'s ability to maintain access to the capital markets, NV Energy Inc.'s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.'s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power
Company both d/b/a NV Energy, and the discretion of NV Energy Inc.'s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV
Energy Inc.'s and its subsidiaries' financing agreements. For Nevada Power Company and Sierra Pacific Power Company
both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy
Portfolio Standard, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the ON Line project, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense, depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a
NV Energy are contained in their Annual Reports on Form 10-K for the year ended December 31, 2011, and quarterly reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012, each filed with the Securities and Exchange
Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
IR Contacts
Max Kuniansky Britta Carlson
Executive, Investor Relations Manager, Investor and Shareholder Relations
(702) 402-5627 (702) 402-5624
mkuniansky@nvenergy.com bcarlson@nvenergy.com

Net Income
$ millions

$173.5
$223.2
2011
2012

EPS
diluted

$0.73
$0.94
2011
2012

Gross Margin
$ millions

$578.1
$640.6
2011
2012

NVEnergy

3

Third Quarter Financial Results
Major Drivers
Q3 2012 vs. Q3 2011
NV Energy Consolidated
Pre-Tax Total After Tax
Gross Margin: ($ millions) EPS Impact
Rate increase, NVE-South 48.2 $          0.13 $
Usage and customer growth 13.3 0.03
Weather 3.7 0.01
Other:
O&M expense excluding reversal 4.9 0.01
Termination cost reversal (O&M, 2011) (8.0) (0.02)
Interest expense 5.5 0.02
Gain on asset sale 5.5 0.02
Trust investments 4.9 0.01

Change in Average Customers
(% change, quarter vs. prior year; retail )
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
1.2%
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

Low-Use Customer Accounts
(% of Residential Customers)
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
7.1%
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12

NVEnergy

Customer and Usage Trends Low-use accounts, a proxy for vacant homes, have decreased to levels not seen since 2008. NV Energy South 4

1.5%
1.0%
0.5%
0.0%
-0.5%
0.9%
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
7.6%
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12

NVEnergy

Customer and Usage Trends
NV Energy North
Change in Average Customers
(% change, quarter vs. prior year; retail)
Low-Use Customer Accounts
(% of Residential Customers)
The trend in low-use accounts remains favorable.

EPS Impact of Weather: Actual vs. Normal*
2011
Weather benefited earnings by $0.04 in Q3 2012 compared to
historically normal conditions.
* Estimates. Normal = 20-year average.
2012
No
Impact
$(0.04)
$0.03
$(0.01)
Q1 Q2 Q3 Q4
$(0.02)
$0.07
$0.04
Q1 Q2 Q3

Cost Control
O&M virtually unchanged year-over-year
Periods ended September 30
$ millions
* Includes $8.0 million benefit from termination cost reversal
$116.0 *
$119.1
2011 2012
Three Months
$381.4 * $383.3
2011 2012
Nine Months

Outlook: 2012
Guidance is based on ongoing, normalized EPS for the fourth
quarter of 2012, excluding unexpected events such as plant
outages, required regulatory accounting adjustments, etc.
For further information see forward –looking statements and risk factors in 2011 SEC Form 10-K and  Form
10-Q for periods ended March 31, 2012 and June 30, 2012.
Assumptions
Weather Actual for first 9 months, normal for Q4
Gross margin Actual for first 9 months, ~1% increase* for
Q4 from customer growth
O&M expense Flat
Depreciation, AFUDC Harry Allen plant, capital expenditures
Interest expense Decrease due to 2011 refinancings, debt
reduction
* Excludes NVE-S rate increase effective January 1
2012 Earnings Guidance: $1.30 - $1.40 / share

Increase in 2012 Earnings Guidance
Since inception; per diluted share
* Estimate. Normal = 20-year average.
Guidance Change
May 8, 2012 $1.15 - $1.25
Weather vs. normal* 0.09 $
Usage 0.04
All other 0.02 $
November 2, 2012 $1.30 - $1.40

EPS Impact: Adjustments & Other Items
Favorable (Unfavorable)
1
Estimates. Normal = 20-year average.
2
Energy efficiency implementation rate
12 Months Ended 9 Months Ended
Dec. 31, 2011 Sept. 30, 2012
Weather vs. normal (0.02) $               0.09 $
EEIR  adjustment (Q2) (0.03)
Termination cost reversal (Q3) 0.02
Regulatory adjustment/reserves (Q4) (0.05)
Settlement (Q2) 0.01
Gain on asset sale (Q3) 0.02
1
2

Decreasing Capital Expenditures
$1,536
$1,166
A Key Driver of Free Cash Flow
* Gross expenditures, including contributions in aid of construction, debt AFUDC, and net salvage. Forecast includes environmental expenditures for which the company plans to seek PUCN approval.
$843
$629
$621
$490 $490
$420
$445
$440
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
$ millions*
Base  Environmental All Other

Third Quarter is Key to 12-Month Results
Earnings Per Share (diluted)
$0.01
$0.05
$0.73
$(0.11)
$0.05
$0.29
$0.94
Q1 Q2 Q3 Q4
2011 2012
Q1 Q2 Q3 Q4 Year
2007 $0.07 $0.12 $0.69 $0.02 $0.89
2008 0.10 0.15 0.64 (0.01) 0.89
2009 (0.09) 0.08 0.78 0.02 0.78
2010 (0.01) 0.16 0.75 0.06 0.96
2011 0.01 0.05 0.73 (0.11) 0.69
2012 0.05 0.29 0.94
Summer weather in southern Nevada can
significantly affect financial results.

Key Expected Regulatory Filings and
Decisions through 2014
NVE-S
IRP
In merger filing, NVE will request that the resulting merged company general rate filing follow the NVE-S schedule.
Merger
Filing
Decision expected by year-end 2012
To be filed approximately 6 months before completion of ON Line
Current statutory schedule: NVE-N, June 2013; NVE-S, June 2014
General
Rate Filings